Exhibit 99.1

KBW INVESTOR CONFERENCE SEPTEMBER 8, 2010 GROWING BOOK VALUE PER SHARE A leading provider of property catastrophe and short-tail reinsurance

Forward Looking Statements & Safe Harbor Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Montpelier Re may from time to time make, written or oral “forward-looking” statements within the meaning of the United States federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. All forward-looking statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission. In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar importance generally involve forward-looking statements. Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute our business plans effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty insurance and reinsurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro-rata contracts and certain excess-of-loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and the impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in our industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our operating subsidiaries; and the impact of foreign currency fluctuations. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" contained in our annual report on Form 10-K for the year ended December 31, 2009, which we have filed with the Securities and Exchange Commission. Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. 2 Microsoft Office Word 2007.lnk

3 Background Our Industry – Global Reinsurance Reinsurance industry is currently in a softening market cycle Risk management and active capital management are critical in this phase We focus on short-tail reinsurance (most attractively priced segment of market) Our Company – Montpelier Re Recognized leader in property catastrophe & short-tail reinsurance Selective underwriting – focused on core areas of expertise Proprietary “CATM” pricing and risk management systems providing superior risk selection Recognized for excellent client service Our Objective - Grow BVPS by: Providing a flexible and scalable platform Matching capital/risk tolerance to the size of the underwriting opportunity Focus on underwriting profitability Share repurchases an integral part of cycle management

4 Q2 2010: Montpelier at a Glance Balance Sheet Business Lines Underwriting Platforms Management Team 25 years $1.6bn of equity, $2.0bn of total capital Property Cat Reinsurance Bermuda average experience, low turnover $328m debt and trust preferred Property Specialty Reinsurance London Successful leadership transition Industry $2.7bn cash and investments Other Specialty Reinsurance USA leading proprietary CAT modeling $700m of net reserves Individual Risk Opportunistic underwriting approach

Competitive Positioning Focused on short-tail reinsurance, the most attractively priced segment of the market 5 Source: Company filings, SNL as of 12/31/09. Note: Size of bubbles representative and indicative of Common Equity.

6 Underwriting Platforms Montpelier Re Bermuda Gross Premiums Written 12 months ending June 30, 2010 • Original operating platform formed in late 2001 • Catastrophe centre of excellence 6% • Team of 20 underwriters & risk analysts • Strong broker and cedant relationships Europe US 52% 14% Lloyd’s Syndicate 5151 28% • Commenced underwriting July 1, 2007 66% • Operations in UK, Switzerland and US • Launched dedicated Managing Agent in January 2009 • Established market player Montpelier US Insurance Company (MUSIC) Bermuda • July 1, 2008 launch with focus on small Lloyd's account E&S MUSIC • Licensed in all major states

Business Lines Gross Premiums Written 12 months ending June 30, 2010 23% 44% 22% 11% Property Cat Reinsurance Property Specialty Reinsurance Other Specialty Reinsurance Individual Risk Property Cat • 65% US, 35% International • Recognized industry leader Property Specialty • Pro rata and risk excess of loss treaties • Aim is to minimize natural catastrophe exposures Other Specialty • Shorter-tail: Engineering, terrorism, aviation, space and crop • Longer-tail: Medical malpractice, general liability Individual Risk • Property facultative, marine insurance, London MGA, US small account E&S 7

Creating Shareholder Value Named the Most Trustworthy Mid-Cap in America by Forbes FCBVPS Growing 25% increase in S fully converted o book value per share in last four quarters to $22.31 Share Buybacks 20% of shares outstanding repurchased in last 12 months at significant discount to BVPS Dividend Increase 20% increase to regular dividend in last year 8

Strong Financial Performance 9 Solid operating results and active capital management have driven shareholder value BVPS has nearly doubled since 1/1/06, 16.6% CAGR (including dividends) Capital Management

BVPS Growth Source data – SNL, inclusive of dividends Rolling 4 quarters to June 2010 Performance has been strong relative to peers 10

Operating Performance 2006 to H1 2010 Annualized operating ROE of 14.4% over the period [1] – Operating earnings and ROE is a non-GAAP measure. See Q2 Financial Supplement for more details [2] – H1 2010 Operating ROE is annualized 11 Hurricanes Ike/Gustav

12 Strong Transparent Balance Sheet Low reserve, investment and financial leverage Conservative reserving track record Limited exposure to longer-tail reserve volatility Low reinsurance recoverables High quality, low duration investment portfolio No significant intangible assets Strong and transparent balance sheet

Reserving Track Record Favorable Prior Year Reserve Development ($m) Prudent reserving track record 13 Annual review of reserve adequacy is performed by an independent actuarial firm 57 155 98 172 17 196 24 232 36 337 105 413 76 477 64

Investment Portfolio at June 2010 Investment Portfolio • 89% of portfolio is liquid, high quality, short duration fixed income securities and cash • Short duration recognizes our insurance liability profile and reduces our exposure to interest rate increases • Risk assets constitute less than 10% of the portfolio • Consolidated investment return was 0.9% QTD, 2.5% YTD Other Investments, 3% Cash & Common Cash US Stock, 5% Equivs, Government 9% Debt, 16% Government-sponsored, 10% Mortgage- Corporate backed & Debt Asset- Securities, backed, 34% 23% Fixed Income Characteristics: Quality AA+ Duration 2.2 years Yield to Worst 2.7% High quality, liquid investment portfolio 14

Single Event Exposure Management Q2 2010 10-Q Disclosure: Estimated average market share across multiple event scenarios Every modeled event is unique No industry-wide set of modeling methodologies and assumptions Significant cat model uncertainty 15 Significant decrease in single event exposures since 2005 Event/Resulting Market Loss Average Market Share U.S. Hurricane / $50 billion 0.7% U.S. Earthquake / $50 billion 1.0% European Windstorm / $20 billion 1.6%

Ike/Gustav as % of 6/08 Shareholders’ Equity Source: Company Data, SNL 16 Ike/Gustav losses consistent with initial estimated and internal expectations MRH reserves have remained stable unlike many peers Net loss as % of Shareholders’ Equity

17 Looking Forward Continue to optimize and leverage expanded operating platform Exercise disciplined underwriting into softening cycle Nimble underwriting culture – more cycle management flexibility Share repurchases an integral part of cycle management Focus on growing book value per share

Please visit our websites for more information on our company, products and team members: www.montpelierre.bm www.mre.bm www.montpelier5151.co.uk www.montpelierus.com www.montpeliereuropa.ch Montpelier House, 94 Pitts Bay Road, Pembroke, Bermuda PO Box HM 2079, Hamilton, Bermuda, HMHX Investor Contact: William Pollett, SVP & Treasurer, +1-441-299-7576, bill.pollett@montpelierre.bm